UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Under Rule 14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

ELECTRONIC CLEARING HOUSE, INC.

(Name of Registrant as Specified in its Charter)

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The following email and FAQ were provided to Electronic Clearing House, Inc. ("ECHO") employees in connection with the announcement that ECHO will adjourn its special meeting of stockholders relating to its proposed acquisition by Intuit Inc.

March 6, 2007

To: ECHO Employees
From: Chuck Harris

You may have heard that ECHO is going to adjourn our stockholder meeting because there are some closing conditions that still need to be satisfied. I just wanted to let you know that we do not expect any of these items to affect the closing of the transaction at this time - they just require additional time to be completed. See the attached FAQs for additional information about this adjournment.

Thanks to everyone that has been involved in this process and please continue to focus on the integration planning and to move forward on this acquisition.

Chuck

FAQs - Adjournment

Why are we adjourning our special meeting?

Our acquisition by Intuit requires a number of closing conditions to be satisfied before it can be completed. Certain of these conditions have not yet been satisfied. We are adjourning our special meeting to allow ourselves more time to satisfy these closing conditions and to complete our performance of certain pre-closing covenants.

We do not expect any of these items to affect the closing of the transaction at this time - they just require additional time to be completed.

Will this have any affect on my employment offer from Intuit?

No. If you have received an offer of employment from Intuit the terms of your offer will remain unchanged. Your employment with Intuit will commence following the closing of the merger, which is expected to occur one to two days after the date of the reconvened meeting. You will be invited to a new hire orientation meeting in connection with the closing of the merger.

What is the effect of the adjournment?

The adjournment will postpone the taking of a stockholder vote on the proposed merger with Intuit until the meeting is reconvened at 9:00 a.m. local time on March 27, 2007. The adjournment is not otherwise expected to affect the closing of the transaction.

How does this affect the closing and integration planning?

As noted above, we do not expect the adjournment to affect the closing of the transaction at this time. The adjournment was approved by Intuit. The only effect is expected to be that the closing and integration will occur one to two days after the date of the reconvened meeting instead of after the original March 7 meeting date. Everyone involved should continue to work hard to complete their integration planning efforts.

Forward-looking Statements:
This document includes forward-looking statements, including those regarding the proposed acquisition of ECHO by Intuit and the anticipated closing of the transaction. These statements are based on certain assumptions and reflect our current expectations. Statements including words such as "anticipate," "propose," "estimate," "believe" or "expect" and statements in the future tense are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the risk that the proposed transaction may not be completed in a timely manner, if at all, including, without limitation, if certain closing conditions of ECHO cannot be satisfied, and other risks that may impact ECHO's business, some of which are discussed in ECHO's reports filed with the Securities and Exchange Commission (the "SEC"), including, without limitation, ECHO's Form 10-K for the fiscal year ended September 30, 2006 and ECHO’s Definitive Proxy Statement on Schedule 14A filed with respect to the proposed transaction. Copies of ECHO's filings with the SEC can be obtained on its website, or at the SEC's website at www.sec.gov. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. If any of these risks or uncertainties materializes, the acquisition may not be consummated. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and ECHO undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this document.

Additional Information About The Proposed Transaction And Where You Can Find It

In connection with the proposed transaction, ECHO has filed a definitive proxy statement and other relevant materials with the Securities and Exchange Commission ("SEC"). Before making any voting decision with respect to the proposed transaction, stockholders of ECHO are urged to read the proxy statement and the other relevant materials filed by ECHO with the SEC because they contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents filed by ECHO with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, stockholders of ECHO may obtain free copies of the documents filed with the SEC by contacting ECHO Investor Relations at 800-262-3 246 ext. 8533, or by email to corp@echo-inc.com. You may also read and copy any reports, statements and other information filed by ECHO with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

ECHO and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO stockholders in favor of the proposed transaction. Certain executive officers and directors of ECHO have interests in the transaction that may differ from the interests of stockholders generally. These interests are described in the definitive proxy statement.

In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO's stockholders in favor of the approval of the proposed transaction. Information concerning Intuit's directors and executive officers is set forth in Intuit's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on November 3, 2006, and annual report on Form 10-K filed with the SEC on September15, 2006. These documents are available free of charge at the SEC's web site atwww.sec.gov or by going to Intuit's Investor Relations Website at http://www.intuit.com/about_intuit/investors.